                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
CHECK THE APPROPRIATE BOX:

[ ]  PRELIMINARY PROXY STATEMENT                              [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
[X]  DEFINITIVE PROXY STATEMENT                                   (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12


                           COMMONWEALTH BANCORP, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]    NO FEE REQUIRED.

[ ]    FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND
       0-11.

       (1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                                                              ------------

       (2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                                                           ------------

       (3)    PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
              PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH
              THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
                                                                             ----------------------

       (4)    PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                                                              -----------------
       (5)    TOTAL FEE PAID:
                              -------------------------------------------------

[ ]    FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ]    CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
       RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS
       PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT
       NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

       (1)    AMOUNT PREVIOUSLY PAID:
                                      ---------------------------------------

       (2)    FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
                                                           ------------------

       (3)    FILING PARTY:
                           --------------------------------------------------

       (4)    DATE FILED:
                         ----------------------------------------------------


                        [COMMONWEALTH BANCORP LETTERHEAD]














                                                                  March 17, 2000



Dear Stockholder:

       You are cordially invited to attend the Annual Meeting of Stockholders of Commonwealth Bancorp, Inc. The meeting will be held at the Best Western Hotel, located at 815 North Pottstown Pike, Exton, Pennsylvania on Tuesday, April 18, 2000 at 9:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

       It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

       Your continued support of and interest in Commonwealth Bancorp, Inc. is sincerely appreciated.

                                               Sincerely,




                                               Charles H. Meacham
                                               Chairman of the Board
                                               and Chief Executive Officer

                           COMMONWEALTH BANCORP, INC.
                             COMMONWEALTH BANK PLAZA
                             2 WEST LAFAYETTE STREET
                         NORRISTOWN, PENNSYLVANIA 19401
                                 (610) 313-1600

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 18, 2000

                                   ----------

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Commonwealth Bancorp, Inc. (the "Company") will be held at the Best Western Hotel, located at 815 North Pottstown Pike, Exton, Pennsylvania, on Tuesday, April 18, 2000 at 9:00 a. m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

       (1) To elect three (3) directors for a three-year term and until their successors are elected and qualified;

       (2) To adopt the Commonwealth Bancorp, Inc. 2000 Incentive Stock Option Plan;

       (3) To ratify the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2000; and

       (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

       The Board of Directors has fixed March 3, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          By Order of the Board of Directors




                                          Patrick J. Ward
                                          President, Chief Operating
                                          Officer and Secretary

Norristown, Pennsylvania
March 17, 2000


---------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN
IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
---------------------------------------------------------------------------

                           COMMONWEALTH BANCORP, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 18, 2000


       This Proxy Statement is furnished to holders of common stock, $.10 par value per share ("Common Stock"), of Commonwealth Bancorp, Inc. (the "Company"), a Pennsylvania corporation and the holding company for Commonwealth Bank (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Best Western Hotel, located at 815 North Pottstown Pike, Exton, Pennsylvania on Tuesday, April 18, 2000 at 9:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 17, 2000.

       The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Patrick J. Ward, President, Chief Operating Officer and Secretary, Commonwealth Bancorp, Inc., 2 West Lafayette Street, Norristown, Pennsylvania 19401); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                     VOTING

       Only stockholders of record of the Company at the close of business on March 3, 2000 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were approximately 11,639,560 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting.

       The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposals to adopt the Company's 2000 Incentive Stock Option Plan (the "Incentive Option Plan") and to ratify the appointment of the Company's independent auditors.

       Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposals to adopt the Incentive Option Plan and to ratify the appointment of the Company's independent auditors. Under rules applicable to broker-dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

       The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors.

       No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and all nominees currently serve as directors of the Company.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

       The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.


           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2003



                                                               Position with the Company and
                                                                Principal Occupation During                      Director
                Name                      Age                       the Past Five Years                          Since (1)
                ----                      ---                      ---------------------                         ---------
Charles H. Meacham                        53       Chairman and Chief Executive Officer of                         1988
                                                   the Company and the Bank

Harry P. Mirabile                         65       Director; Retired, previously Secretary and                     1990
                                                   Treasurer of Mirabile Beverage Company

Joanne Harmelin                           55       Director; President and Chief Executive                         1998
                                                   Officer of Harmelin and Associates, Inc.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE


                      DIRECTORS WITH TERMS EXPIRING IN 2001


                                                                        Position with the Company and
                                                                         Principal Occupation During                    Director
                   Name                            Age                       the Past Five Years                        Since(1)
                   ----                            ---                      ---------------------                       --------

George C. Beyer, Jr.                                61          Director; President and Chief                             1990
                                                                Executive Officer of Valley Forge
                                                                Financial Group, Inc.

Martin E. Kenney, Jr.                               52          Director; Chairman and Chief                              1999
                                                                Executive Officer of WRC Media,
                                                                Inc.

                      DIRECTORS WITH TERMS EXPIRING IN 2002


                                                                        Position with the Company and
                                                                            Principal Occupation                        Director
                   Name                             Age                  During the Past Five Years                      Since(1)
                   ----                             ---                  --------------------------                     ---------

Joseph E. Colen, Jr.                                 60         Director; Chairman of Machined                            1983
                                                                Metals Co., Inc., President of
                                                                Jennings International Co. and
                                                                President of Oak-Corson Realty Co.

Michael T. Kennedy                                   45         Director; Chairman, President and                         1997
                                                                Chief Executive Officer of Radnor
                                                                Holdings Corporation


---------------

          (1) Includes service as a director of the Bank.

STOCKHOLDER NOMINATIONS

       Article III, Section 3.12 of the Company's Bylaws governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

       Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the Annual Meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

       Regular meetings of the Board of Directors of the Company and the Bank are typically held on a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. There were 11 meetings of the Board of Directors of the Company held during 1999. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board on which the director served during 1999.

       The Board of Directors of the Company has established various committees, including Executive and Audit Committees.

       The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, Messrs. Kennedy and Kenney serve as members of this committee. The Audit Committee met four times during 1999.

       The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board, except that mortgage loan approvals in excess of certain limits must be approved by the Board of Directors. Currently, Messrs. Meacham, Kennedy and Colen serve as members of this committee. The Executive Committee met three times during 1999.

       The entire Board of Directors acts as a nominating committee for the nomination of persons to serve as directors.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

       The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.


           Name                             Age                                       Positions(s)
----------------------------    ----------------------------   ---------------------------------------------------------


Patrick J. Ward                                44              President, Chief Operating Officer and
                                                               Secretary

David K. Griest                                48              Senior Vice President - Information Services

Charles M. Johnston                            44              Senior Vice President and Chief Financial Officer

Peter A. Kehoe                                 46              Senior Vice President and President
                                                               of ComNet Mortgage Services

William J. Monnich                             49              Senior Vice President - Community Banking

Brian C. Zwaan                                 41              Senior Vice President and Senior Lending Officer

       Set forth below is a brief description of the background of each executive officer of the Company and the Bank who is not a director for at least the last five years.

       PATRICK J. WARD. Mr. Ward has served as President and Chief Operating Officer since December 1996 and as Senior Vice President and Chief Financial Officer from July 1992 until December 1996. Prior to joining the Bank in July 1992, he served as Vice President and Controller for the Wholesale Banking Group and, prior to that, the Retail Banking Group of Mellon Bank Corporation. In addition, Mr. Ward has served as Secretary of the Company and the Bank since February 1997.

       DAVID K. GRIEST. David K. Griest has served as Senior Vice President - Information Systems since December 1996 and as Vice President - Computer Systems and Services from February 1989 until December 1996. Prior to joining the Bank in February 1989, he served as Vice President of Corporate Information Systems and Services with Meritor Financial Group.

       CHARLES M. JOHNSTON. Charles M. Johnston has served as Senior Vice President and Chief Financial Officer since December 1996. From 1994 until 1996, Mr. Johnston served as Chief Financial Officer of TFC Enterprises Inc. From 1984 until 1994, he held various management positions with Mellon Bank Corporation, including Treasury Division Manager and Director of Investor Relations.

       PETER A. KEHOE. Mr. Kehoe has served as President and Chief Executive Officer of ComNet Mortgage Services since February 1996. From 1990 until 1995, Mr. Kehoe served as Senior Vice President, National Production, for Comerica Mortgage, Inc. Prior to that, he served as Senior Vice President, Production, for Traveler's Mortgage Services, Inc., and as Senior Vice President, Secondary Marketing, for Metmor Financial.

       WILLIAM J. MONNICH. Mr. Monnich has served as Senior Vice President - Community Banking since January 1995 and as Vice President - Community Banking from September 1992 until January 1995. Prior to joining the Bank in September 1992, he served as a Vice President with CoreStates Bank, where he held a variety of management positions in the international and retail banking groups.

       BRIAN C. ZWAAN. Brian C. Zwaan has served as Senior Vice President and Senior Lending Officer since February 1998. From 1996 until 1998, Mr. Zwaan served as Chief Financial Officer of Nobel Education Dynamics, Inc. From 1990 until 1996, he held various management positions with Summit Bank of Pennsylvania, including Senior Vice President - Commercial Banking.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to its executive officers and directors were met, except that Mr. Kenney did not file his initial report with respect to his holdings of Commonwealth Bancorp, Inc. securities upon election to the Board and Ms. Harmelin filed one late report with respect to transactions in Commonwealth Bancorp, Inc. securities during the year.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.



                                                                   Amount and Nature
                 Name of Beneficial                                  of Beneficial
                 Owner or Number of                                 Ownership as of                         Percent of
                  Persons in Group                                March 3, 2000(1)(2)                      Common Stock
                 ------------------                               -------------------                      ------------

Commonwealth Bancorp, Inc.                                             1,195,718(3)                               10.3%
  Employee Stock Ownership
  Plan Trust
2 West Lafayette Street
Norristown, Pennsylvania 19401

Directors:
 Charles H. Meacham                                                      451,492(4)                                3.8
 George C. Beyer, Jr.                                                    131,588(5)                                1.1
 Joseph E. Colen, Jr.                                                    110,158(6)                                  *
 Joanne Harmelin                                                          17,576(7)                                  *
 Michael T. Kennedy                                                       12,500(8)                                  *
 Harry P. Mirabile                                                       134,205(9)                                1.2
 Martin E. Kenney                                                            780                                     *

Executive Officers:
 Patrick J. Ward                                                         159,473(10)                               1.4
 Peter A. Kehoe                                                           47,657(11)                                 *
 Charles M. Johnston                                                      43,182(12)                                 *
 William J. Monnich                                                      100,121(13)                                 *

All directors and                                                      1,319,281(14)                              10.8%
 executive officers as a
 group (13 persons)

-----------------

*      Represents less than 1% of the outstanding Common Stock.


(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) The Commonwealth Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Commonwealth Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and PNC Bank, National Association, which acts as trustee of the plan ("Trustee"). As of the Voting Record Date, 655,841 shares of Common Stock held in the Trust were unallocated and 539,877 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees and will generally vote unallocated shares held in the ESOP in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the Trustee and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(4) Includes 44,742 shares held by Mr. Meacham's wife, 61,110 shares held on behalf of Mr. Meacham in the Company's Voluntary Investment Plan ("VIP"), 23,695 shares held in a Management Recognition Plan and Trust of the Company ("Recognition Plan"), which may be voted by Mr. Meacham pending vesting and distribution, 7,603 shares allocated to Mr. Meacham pursuant to the ESOP, 4,118 shares allocated to Mr. Meacham pursuant to an excess benefit plan, and 254,894 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 5,479 shares held jointly with Mr. Beyer's wife, 28,850 shares held by Mr. Beyer's wife, 30,845 shares held in a partnership in which Mr. Beyer is the general partner, 5,643 shares held in a Recognition Plan, which may be voted by Mr. Beyer pending vesting and distribution and 17,769 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(6) Includes 8,828 shares held jointly with Mr. Colen's wife and children and 17,200 shares held in a trust in which Mr. Colen is a co-trustee. Also includes 5,643 shares held in a Recognition Plan, which may be voted by Mr. Colen pending vesting and distribution and 32,181 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(7) Includes 1,000 shares held by Ms. Harmelin's husband, 3,000 shares held in a pension plan in which Ms. Harmelin is a trustee and beneficiary, and 10,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

(8) Includes 10,000 shares which may be acquired by Mr. Kennedy upon the exercise of stock options exercisable within 60 days of the voting record date.

(9) Includes 23,155 shares held jointly with Mr. Mirabile's wife, 3,831 shares held by Mr. Mirabile's wife, 5,643 shares held in a Recognition Plan, which may be voted by Mr. Mirabile pending vesting and distribution, and 17,769 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(10) Includes 1,464 shares held jointly with Mr. Ward's wife, 436 shares held on behalf of Mr. Ward in the VIP, 15,795 shares held in a Recognition Plan, which may be voted by Mr. Ward pending vesting and distribution, 6,844 shares allocated to him pursuant to the ESOP and 101,700 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(11) Includes 100 shares held in custody for Mr. Kehoe's children, 739 shares held on behalf of Mr. Kehoe in the VIP, 7,900 shares held in a Recognition Plan, which may be voted by Mr. Kehoe pending vesting and distribution, 2,520 shares allocated to him pursuant to the ESOP and 26,655 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(12) Includes 7,500 shares held jointly with Mr. Johnston's wife, 108 shares held on behalf of Mr. Johnston in the VIP, 7,900 shares held in a Recognition Plan, which may be voted by Mr. Johnston pending vesting and distribution, 1,019 shares allocated to him pursuant to the ESOP and 26,655 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(13) Includes 3,096 shares held on behalf or Mr. Monnich in the VIP, 7,900 shares held in a Recognition Plan, which may be voted by Mr. Monnich pending vesting and distribution, 4,408 shares allocated to him pursuant to the ESOP, and 63,556 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes 73,314 shares held on behalf of executive officers in the VIP, 101,219 shares held in a Recognition Plan, which may be voted by directors and executive officers pending vesting and distribution, 31,200 shares allocated to executive officers pursuant to the ESOP and 613,599 shares which may be acquired by executive officers and directors upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

       The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company and the Bank for services rendered in all capacities during the past three years to the Chief Executive Officer and the four most highly compensated executive officers of the Company and its subsidiaries whose total compensation during the year ended December 31, 1999 exceeded $100,000.


                                                                                                  Long Term
                                                    Annual Compensation                      Compensation(4)
                                       ----------------------------------------------     -----------------------

                                                                           Other
           Name and                                                        Annual          Stock                      All Other
      Principal Position         Year    Salary(1)      Bonus(2)      Compensation(3)     Grants       Options(4)  Compensation(5)
      ------------------         ----    ------         -----         ------------        ------       -------     ----------------
Charles H. Meacham              1999     $337,818      $162,641                   $0          $0          7,000           $35,487
 Chairman and Chief             1998      350,811             0                    0           0          5,600            38,172
 Executive Officer              1997      337,818        44,744                    0           0          5,000            43,021

Patrick J. Ward                 1999      219,435        98,374                    0           0              0            36,644
 President and Chief            1998      212,692             0                    0           0              0            26,554
 Operating Officer              1997      195,417        26,488                    0           0              0            29,226

Peter A. Kehoe                  1999      160,380        60,523                    0           0              0            27,940
 Senior Vice President and      1998      160,206        40,170                    0           0              0            26,676
 President of ComNet            1997      147,838        28,365                    0           0              0            28,269

Charles M. Johnston             1999      136,249        55,557                    0           0              0            23,405
 Senior Vice President and      1998      135,751             0                    0           0              0            22,589
 Chief Financial Officer        1997      121,346        17,861               37,212           0              0                 0

William J. Monnich              1999      135,679        55,269                    0           0              0            25,534
 Senior Vice President-         1998      138,830             0                    0           0              0            24,596
 Community Banking              1997      129,403        13,340                    0           0              0            24,793


----------------

(1) Includes amounts deferred by the named executive officer pursuant to the VIP, a non-contributory defined contribution plan which is intended to qualify under Section 401(k) of the Code and pursuant to which employees may defer up to 10% of their compensation.

(2) Consists of bonuses paid under the Bank's Management Incentive Compensation Plan which awards are based on a combination of the Bank's financial performance and an individual or group rating for the year indicated.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Bank-owned automobiles. In the opinion of management, the costs to the Bank of providing such benefits to any individual executive officer during the year ended December 31, 1999 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual. For Mr. Johnston, consists of reimbursement for taxes relating to relocation and moving expenses paid in 1997.

(4) Consists of options granted to Mr. Meacham in 1997, 1998 and 1999 which vested on January 1, 1998, July 1, 1998 and July 19, 1999, respectively.

(5) Consists of estimated amounts allocated for the year ended December 31, 1999 on behalf of Messrs. Meacham, Ward, Kehoe, Johnston, and Monnich pursuant to the ESOP of $21,723, $21,562, $19,790, $16,947, and $18,539,
       respectively. Includes matching and estimated profit sharing contributions by the Bank relating to 1999 under the VIP to the accounts of Messrs. Meacham, Ward, Kehoe, Johnston and Monnich of $3,353,

       $2,027, $2,681, $2,239 and $2,300, respectively. Reflects contributions by the Bank relating to 1999 under the target benefit pension plan of $4,330, $5,469, $4,218 and $4,696 to the accounts of Messrs. Ward, Kehoe, Johnston, and Monnich, respectively. Reflects $1,685 paid in lieu of certain insurance benefits in 1999 to Mr. Meacham. Also reflects $8,727 allocated in 1999 on behalf of each of Messrs. Meacham and Ward pursuant to the Company's Excess Benefit Plan.

DIRECTOR COMPENSATION

       BOARD FEES. During the year ended December 31, 1999, each member of the Board of Directors of the Bank received an annual fee of $12,200 (which includes $100 per month for health insurance cost reimbursement), plus $900 for each meeting attended. Board members also received a fee of $500 for each committee meeting attended during 1999. The Chairman of the Compensation Committee also received an annual retainer of $1,000. Mr. Kennedy waives all fees in connection with his service as a member of the Board and as Chairman of the Audit Committee. Commencing in 1999, annual directors' fees were paid in shares of Common Stock in lieu of cash.

       DIRECTORS' STOCK OPTION PLANS. The Company has adopted the 1993 Directors' Stock Option Plan (the "1993 Directors Plan") which provides for the grant of compensatory stock options to non-employee directors. Pursuant to the 1993 Directors Plan, each director of the Bank who was not an employee of the Bank or any subsidiary was granted a compensatory stock option to purchase 12,970 shares of Common Stock on January 21, 1994 and an option to purchase 1,442 shares of Common Stock on January 21, 1995. Options granted pursuant to the 1993 Directors Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and are vested and exercisable six months from the date of grant. The exercise prices relating to the options granted on January 21, 1994 and January 21, 1995 are $4.81 and $6.49, respectively. The exercise prices and share amounts have been adjusted for exchange in the Conversion and Reorganization. The Company has also adopted the 1996 Stock Option Plan, pursuant to which each non-employee director at that time was granted on December 17, 1996 an option to purchase 29,616 shares of Common Stock at an exercise price of $14.375, which vests at the rate of 20% per year from the date of grant. Also, pursuant to the 1996 Stock Option Plan, Michael T. Kennedy, a non-employee director, was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $21.375 in December 1997, Joanne Harmelin, a non-employee director, was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $20.50 in March 1998, and Martin Kenney, a non-employee director, was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $18.125 in September 1999, which grants vest at the rate of 20% per year from the date of grant.

       RECOGNITION PLAN FOR DIRECTORS. The Company has adopted the 1993 Recognition Plan for Directors ("1993 Directors Recognition Plan") which provides for the grant of restricted Common Stock to non-employee directors. Pursuant to the 1993 Directors Recognition Plan, each director of the Bank who was not an employee of the Bank or any subsidiary was granted 3,043 shares of restricted stock on January 21, 1994 and 339 shares of restricted stock on January 21, 1995. The restricted stock granted pursuant to the 1993 Directors Recognition Plan vests 20% per year from the date of grant. The share amounts have been adjusted for the exchange in the Conversion and Reorganization. The Company has also adopted the 1996 Recognition Plan, pursuant to which each non-employee director was granted on December 17, 1996, 14,130 shares of restricted Common Stock, which vest at the rate of 20% per year from the date of grant.

EMPLOYMENT AGREEMENTS

       The Bank has entered into employment agreements with each of Messrs. Meacham, Ward, Kehoe, Johnston, Monnich, Zwaan and Griest pursuant to which the Bank agreed to employ these persons in their respective positions for a term of three years with a current base salary of $389,185, $236,000, $165,618, $143,263, $143,494, $145,000 and $130,000, respectively. Each such salary may be increased in the discretion of the Board of Directors of the Bank but may not be decreased during the term of the employment agreement without the prior written consent of the affected officer. On an annual basis, the Board of Directors of the Bank considers whether to renew each employment agreement for an additional year. Each employment agreement is terminable with or without cause by the Bank. The employment agreements between the Bank and the officers provide that in the event of a wrongful termination of employment (including a voluntary termination by the officer as a result of the Bank's material breach of the agreement), Messrs.

Meacham and Ward would be entitled to an amount of cash severance which is equal to two times the officer's base salary as of the date of termination (one times base salary for the other officers), and Messrs. Meacham and Ward would be entitled to continued participation in certain employee benefit plans of the Bank for a period of 24 months (12 months for the other officers), in each case assuming no Change in Control of the Company (as defined) had occurred or was contemplated by a written agreement still in effect. If the officer's employment was wrongly terminated (including a termination by the officer as a result of certain adverse actions taken with respect to his employment following a Change in Control) after a Change in Control had occurred or was contemplated by a written agreement still in effect, then Messrs. Meacham and Ward would be entitled to a lump sum cash severance amount equal to three times the officer's highest annual base salary and bonus paid during the prior three years (two times for the other officers), and Messrs. Meacham and Ward would be entitled to continued participation in certain employee benefit plans for a period of 36 months (24 months for the officers). The employment agreements with the Bank provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

       The Company has also entered into employment agreement with Messrs. Meacham, Ward and Johnston to serve on terms substantially similar to the agreement entered into between the executives and the Bank, except as provided below. The executive's compensation, benefits and expenses are paid by the Company and the Bank in the same proportion as the time and services actually expended by the executives on behalf of each company. The agreements with the Company provide that severance payments to Messrs. Meacham and Ward (a) in the absence of a Change in Control shall be two times the officer's current base salary paid by the Company plus fringe benefits for 24 months, and (b) upon a Change in Control shall be equal to three times that portion of their highest base salary and bonus paid by the Company during the prior three years, plus fringe benefits for 36 months and the amounts not able to be paid by the Bank because of Section 280G of the Code. The amounts payable to Messrs. Meacham and Ward by the Company in the event of a change in control may constitute "parachute payments" under Section 280G of the Code, and the amounts payable by the Company are not subject to reduction as are the amounts payable by the Bank. In addition, Messrs. Meacham's and Ward's agreements with the Company provide that the Company shall reimburse them for any resulting excise taxes payable by them, plus such additional amount as may be necessary to compensate them for their payment of state and federal income, excise and other employment-related taxes on the additional payments. Mr. Johnston's employment agreement with the Company provides that his severance payments and benefits shall be (i) two times that portion of his highest base salary and bonus paid by the Company during the prior three years plus fringe benefits for 24 months in the event of a Change in Control (or one times his current base salary from the Company plus fringe benefits for 12 months in the absence of a Change in Control), and (ii) reduced to the extent necessary so that they do not constitute "parachute payments" under Section 280G of the Code.

       Although the above described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

INDEBTEDNESS OF MANAGEMENT

       In accordance with applicable federal laws and regulations, the Bank used to offer mortgage loans to its directors, officers and full-time employees for the financing of their primary residences and certain other loans. Except for interest rates and fees, these loans generally were made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

       As a result of the application of Section 22(h) of the Federal Reserve Act to savings associations, effective August 1989, any credit extended by a savings association, such as the Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties and (ii) not involve more than the normal risk of repayment or present other unfavorable features. As of December 31, 1999, seven of the directors and executive officers of the Company or the Bank had aggregate loan balances in excess of $60,000, which amounted to $4.2 million in the aggregate. All such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

STOCK OPTIONS

       The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR


==================================================================================================================================
                                                                                                   Potential Realizable Value
                                                                                                    at Assumed Annual Rates
                                    Individual Grants                                             of Stock Price Appreciation
                                                                                                       for Option Term(3)
---------------------------------------------------------------------------------------------------------------------------------
                          Options      % of Total Options Granted      Exercise      Expiration
            Name          Granted           to Employees(1)            Price(2)         Date                  5%               10%
---------------------------------------------------------------------------------------------------------------------------------
Charles H. Meacham         7,000                   9.1%                    $16.25          1/19/09      $71,537          $181,288
---------------------------------------------------------------------------------------------------------------------------------
Patrick J. Ward               --                    --                         --               --           --                --
---------------------------------------------------------------------------------------------------------------------------------
Peter A. Kehoe                --                    --                         --               --           --                --
---------------------------------------------------------------------------------------------------------------------------------
Charles M. Johnston           --                    --                         --               --           --                --
---------------------------------------------------------------------------------------------------------------------------------
William J. Monnich            --                    --                         --               --           --                --
==================================================================================================================================

(1)    Percentage of options granted to all employees during 1999.

(2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) Assumes compounded rates of return over the ten-year life of the options. With respect to Mr. Meacham's options, this would represent future stock prices of $26.47 and $42.15 at compounded rates of return of 5% and 10%, respectively.

       The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1999 and options held at December 31, 1999


==================================================================================================================================
                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     Number of                         Value of
                          Shares                                    Unexercised                       Unexercised
                         Acquired                               Options at Year End                   Options at
                            on         Value                                                          Year End(1)
               Name      Exercise     Realized         ---------------------------------------------------------------------------
                                                       Exercisable            Unexercisable    Exercisable          Unexercisable
----------------------------------------------------------------------------------------------------------------------------------
Charles H. Meacham          --           --             254,891                   71,082        $1,788,302               $159,935
----------------------------------------------------------------------------------------------------------------------------------
Patrick J. Ward             --           --             101,700                   39,490           635,031                 88,853
----------------------------------------------------------------------------------------------------------------------------------
Peter A. Kehoe              --           --              26,655                   17,770            59,974                 39,983
----------------------------------------------------------------------------------------------------------------------------------
Charles M. Johnston         --           --              26,655                   17,770            43,314                 28,876
----------------------------------------------------------------------------------------------------------------------------------
William J. Monnich          --           --              57,346                   23,980           383,850                103,666
==================================================================================================================================

(1)    Based on a per share market price of $16.625 at December 31, 1999.

TARGET BENEFIT PLAN

       The Bank maintains a target benefit pension plan ("Target Plan") for the benefit of its employees. The Target Plan is a money purchase plan, established effective January 1, 1997 in connection with the termination of the Bank's defined benefit pension plan. Contributions are made by the Bank to the plan based upon the assumed amount necessary to fund a target benefit, which is expressed by means of a formula based upon average compensation and years of service of the participant. The Bank's contribution is based upon the target benefit and other factors based on the age of the participant. Amounts contributed by the Bank to the Target Plan for the account of the named executive officers for 1999 are included in the summary compensation table above.

VOLUNTARY INVESTMENT PLAN

       The Bank maintains a Voluntary Investment Plan ("VIP") for the benefit of employees. The VIP is a defined contribution plan which is intended to qualify under Section 401(k) of the Code. Participants may contribute to the VIP by salary reduction up to 15% (10% for highly compensated employees) of annual compensation for the year. Such contributions defer the employee's earnings up to a maximum of $10,000 in each plan year. Pursuant to the VIP and the trust agreement entered into between the Bank and the VIP trustee, all funds contributed are held in a trust fund, which are invested at the direction of the employee in various alternative investment funds, including a Company Common Stock fund. A participant's contributions to the VIP, up to a maximum of 3% of salary, are matched 25% by the Bank. The VIP also contains a profit sharing component which provides for discretionary contributions by the Bank to eligible employees. Participant's accounts are credited on a pro rata basis according to salary levels. Profit sharing contributions vest after five years. Amounts contributed by the Bank to the VIP for the account of the named executive officers for 1999 are included in the summary compensation table above.

SUPPLEMENTAL BENEFIT PLANS

       The Board of Directors of the Bank has adopted an Excess Benefit Plan ("EBP") and a Supplemental Executive Retirement Plan ("SERP") to provide certain additional retirement benefits to Messrs. Meacham and Ward. The EBP provides that Messrs. Meacham and Ward shall receive an annual allocation of stock units representing shares of common stock. The number of stock units allocable to the executive's benefit each year shall be equal to the difference between the annual allocation of shares that would have been made to him in the ESOP, assuming that his compensation was $235,840, the previous limitation under the Code prior to amendments which reduced such limitation, which is currently $160,000 as set forth in Section 401(a)(17) of the Code, minus the number of shares actually allocated to his ESOP account in a particular year. The SERP provides that Messrs. Meacham and Ward shall receive a supplemental retirement benefit at or after the executive's normal retirement date which is calculated to produce a deferred retirement benefit payable by the Bank based on final average earnings, as defined, with certain offsets, and a reduction in the case of early retirement.

COMPENSATION COMMITTEE

       Executive compensation philosophy, policies, and programs are the responsibility of the Compensation and Benefits Committee of the Board of Directors. During 1999, the members of the committee were Messrs. Colen, Mirabile, and Beyer and Ms. Harmelin. No member of the committee is a current or former officer or employee of the Bank or any of its subsidiaries. The report of the committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

REPORT OF THE COMPENSATION COMMITTEE

       The members recognize that Commonwealth must attract, retain and motivate the best people to achieve its business objectives. To do so, it must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for executives is primarily banks of a similar asset size located in the northeastern quadrant of the United States.

       The current compensation program permits recognition of individual contribution, business unit results, and overall corporate results. Currently, executive compensation comprises base salary, short-term incentives, and stock grants from the initial public offering.

       BASE SALARY. The Compensation and Benefits Committee establishes base salaries for executives of Commonwealth by conducting an annual review utilizing salary survey data provided by an external compensation consultant.

       It is the intention of the Committee to pay base salaries at, or slightly below, the average salary paid by competitive banks.

       INCENTIVE PLAN. The incentive portion of the executives' total compensation program is tied to the achievement of specific individual and group corporate results. Because it is the committee's intention to link a significant portion of executive pay to changes in shareholder value, the annual incentive bonus will include annual financial measures that are highly correlated to market indicators, such as Net Income, Earnings per Share, Cash Flow, and/or Return on Equity. Also, the Committee's intention is to offset conservative base salaries with significant upside potential via annual incentives (and stock plans) to provide for above average total remuneration in years when Commonwealth has outstanding performance.

       In addition, the Committee recognizes the importance of high level of customer satisfaction as an indicator of sustained performance and therefore the payout of the executives' incentives is tied to the achievement of customer satisfaction indicators.

       TAX DEDUCTIBILITY. At this point, and for the foreseeable future, Commonwealth does not anticipate problems with tax deductibility of executive compensation. If, in the future, this becomes a concern, the Compensation and Benefits Committee will revisit the issue.

                                             Joseph E. Colen, Jr.
                                             Harry P. Mirabile
                                             George C. Beyer, Jr.
                                             Joanne Harmelin

PERFORMANCE GRAPH

       The following graph compares the yearly cumulative total return relating to the Common Stock for the five-year period from December 31, 1994 to December 31, 1999 with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies), and (ii) the yearly cumulative return on the stocks included in the Nasdaq Stock Market Financial Stock Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                           COMMONWEALTH BANCORP, INC.
                            STOCK PERFORMANCE GRAPH
                                  [LINE GRAPH]


=================================================================
                                                cmsb stock
                                 nasdaq         at 06/14/96
                nasdaq          financial       conversion price
                stock mkt       stocks          (facto. -2.07747)
=================================================================
DEC-94          100.000         100.000         100.000
MAR-95          108.951         109.978         109.148
JUN-95          124.623         119.124         129.507
SEP-95          139.634         135.782         191.150
DEC-95          141.335         145.685         187.083
MAR-96          147.952         151.548         190.282
JUN-96          160.006         155.114         185.627
SEP-96          165.705         168.116         191.043
DEC-96          173.892         187.027         264.562
MAR-97          164.463         195.221         268.001
JUN-97          194.590         227.174         291.390
SEP-97          227.521         265.025         321.553
DEC-97          213.073         286.108         356.298
MAR-98          249.365         303.286         383.511
JUN-98          256.215         295.406         414.191
SEP-98          231.371         244.364         279.071
DEC-98          300.248         277.729         283.935
MAR-99          335.857         273.246         278.736
JUN-99          367.468         306.150         330.856
SEP-99          375.848         265.421         326.743
DEC-99          542.430         274.634         309.873



       Graph represents $100 invested in the Bank's common stock on December 31, 1994 at $5.95 per share. Stock prices have been adjusted to reflect the June 1996 conversion of 2.0775 shares of Common Stock for each share of common stock of the Bank.

             PROPOSAL TO ADOPT THE 2000 INCENTIVE STOCK OPTION PLAN

GENERAL

       The Board of Directors has adopted the 2000 Incentive Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Incentive Option Plan is also designed to attract and retain qualified directors for the Company. The Incentive Option Plan provides for the annual grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights based upon performance goals (collectively "Awards"). Awards will be available for grant to officers, key employees and directors of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options under the plan.

DESCRIPTION OF THE INCENTIVE OPTION PLAN

       The following description of the Incentive Option Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Option Plan, a copy of which is attached hereto as Appendix A.

       Administration. The Incentive Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of Messrs. Joseph E. Colen, Jr., George C. Beyer, Jr. and Harry P. Mirabile and Ms. Joanne Harmelin.

       Stock Options. Under the Incentive Option Plan, the Committee shall meet not less than annually and, in its discretion, grant awards based on performance ("Performance Awards") to such employees and non-employee directors, in such amounts and on such terms as it determines giving due consideration to the achievement of a previously established performance goals. Performance goals are an objective for the Company or any subsidiary or any unit thereof established by the Committee for a Performance Award to be granted. Performance goals are based on one or more of the following criteria: (i) net income, as adjusted for non-recurring items; (ii) cash earnings; (iii) earnings per share; (iv) cash earnings per share; (v) return on average equity; (vi) return on average assets;
(vii) assets; (viii) stock price; (ix) total stockholder return; (x) capital;
(xi) net interest income; (xii) market share; (xiii) cost control or efficiency ratio; and (xiv) asset growth. No participant shall have any right to a Performance Award until such grants are actually made by the Committee. In addition to Performance Awards, the Board of Directors or the Committee may also make discretionary grants of Awards under the Incentive Option Plan at any time.

       The Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal to the fair market value of a share of Common Stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or the fair market value of a share of Common Stock on the date the option is granted.

       All options granted to participants under the Incentive Option Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the Board of Directors or the Committee at the time of grant. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death, disability or retirement. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full upon a change in control of the Company, as defined in the Incentive Option Plan.

       Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the employee's employment (two years after termination of service in the case of non-employee directors), unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have two years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminate his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

       Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit or one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

       Payment for shares purchased upon the exercise of options may be made either in cash, by certified or cashier's check or, if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by Committee or the Board) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

       Stock Appreciation Rights. Under the Incentive Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

       Number of Shares Covered by the Incentive Option Plan. A total of 575,000 shares of Common Stock, which is equal to approximately 4.95% of the issued and outstanding Common Stock, has been reserved for future issuance pursuant to the Incentive Option Plan. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Incentive Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

       Amendment and Termination of the Option Plan. The Board of Directors may at any time terminate or amend the Incentive Option Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Incentive Option Plan except as specifically authorized by the plan.

       Unless sooner terminated, the Incentive Option Plan shall continue in effect for a period of ten years from March 6, 2000, the date that the Incentive Option Plan was adopted by the Board of Directors. Termination of the Incentive Option Plan shall not affect any previously granted Awards.

       Awards to be Granted. The Company has made no determination as of the date hereof as to the timing or recipients of grants of Awards under the Incentive Option Plan.

       Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

       Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executive"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

       Treasury regulations provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

       The Incentive Option Plan has been designed to meet the requirements of
Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Incentive Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

       The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

       Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

       Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Stock Incentive Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

       Stockholder Approval. No Awards will be granted under the Incentive Option Plan unless the Incentive Option Plan is approved by stockholders. Stockholder ratification of the Incentive Option Plan will satisfy listing requirements of the Nasdaq Stock Market and federal tax requirements.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 2000 INCENTIVE STOCK OPTION PLAN.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed Arthur Andersen LLP independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

       The Company has been advised by Arthur Andersen LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Arthur Andersen LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR 2000.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2001, must be received at the principal executive offices of the Company, 2 West Lafayette Street, Norristown, Pennsylvania 19401, Attention: Patrick J. Ward, President, Chief Operating Officer and Secretary, no later than November 17, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 of the Exchange Act may be brought before an annual meeting pursuant to the Company's Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the next annual meeting of stockholders of the Company, a stockholders notice must be received by the Company no later than December 18, 2000.

                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

       UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO CHARLES M. JOHNSTON, CHIEF FINANCIAL OFFICER, COMMONWEALTH BANCORP, INC., 2 WEST LAFAYETTE STREET, NORRISTOWN, PENNSYLVANIA. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

       Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A


                           COMMONWEALTH BANCORP, INC.
                        2000 INCENTIVE STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

       Commonwealth Bancorp, Inc. (the "Corporation") hereby establishes this 2000 Incentive Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

       The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                   ARTICLE III
                                   DEFINITIONS

       3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan, including Performance Awards.

       3.02 "Bank" means Commonwealth Bank, the wholly owned subsidiary of the Corporation.

       3.03   "Board" means the Board of Directors of the Corporation.

       3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

       3.05   "Code" means the Internal Revenue Code of 1986, as amended.

       3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

       3.07 "Common Stock" means shares of the common stock, $.10 par value per share, of the Corporation.

       3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

       3.09 "Effective Date" means the day upon which the Board approves this Plan.

       3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

       3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

       3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

       3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank who is not an Officer or Employee of the Corporation or any Subsidiary Company.

       3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

       3.16 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

       3.17 "Option" means a right granted under this Plan to purchase Common Stock.

       3.18 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

       3.19 "Performance Award" means an Award based upon the achievement of previously established Performance Goals and granted pursuant to Section 7.01 of the Plan.

       3.20 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof that was established by the Committee for a Performance Award to be granted. The Performance Goals shall be based on one or more of the following criteria:

              (i)    net income, as adjusted for non-recurring items;
              (ii)   cash earnings;
              (iii)  earnings per share;
              (iv)   cash earnings per share;
              (v)    return on average equity;

              (vi)   return on average assets;
              (vii)  assets;
              (viii) stock price;
              (ix)   total stockholder return;
              (x)    capital;
              (xi)   net interest income;
              (xii)  market share;
              (xiii) cost control or efficiency ratio; and
              (xiv)  asset growth.

       3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

       3.22 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.10.

       3.23 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

       4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

       4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

       4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

       4.04 LIMITATION ON LIABILITY. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

       4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

       4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                    ARTICLE V
                                   ELIGIBILITY

       Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

       6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 575,000. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

       6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.


                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

       7.01 PERFORMANCE AWARDS. The Committee shall meet not less than annually and, in its discretion, grant Performance Awards to such Employees and Non-Employee Directors, in such amounts and on such terms as it determines giving due consideration to the achievement of a previously established Performance Goal or any combination of Performance Goals. No participant shall have any right to a Performance Award until such grants are actually made by the Committee.

       7.02 DETERMINATION OF AWARDS. In addition to Performance Awards, the Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each Optionee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

       7.03 MAXIMUM AWARDS TO ANY PERSON. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Awards may be granted to any individual in any calendar year shall be 40,000.


                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

       Each Option granted hereunder shall be on the following terms and conditions:

       8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

       8.02   OPTION EXERCISE PRICE.

              (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

              (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the greater of (i) the par value or (ii) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

       8.03   VESTING AND EXERCISE OF OPTIONS.

              (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or a Change in Control of the Corporation. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

              (b) ACCELERATED VESTING. Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation.

       8.04   DURATION OF OPTIONS.

              (a) GENERAL RULE. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

       Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) two (2) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

              (b) EXCEPTIONS. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the two (2) year period following his termination due to Disability or Retirement, to exercise such Options.

       Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary

Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

       If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

       In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

       8.05 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

       8.06 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

       8.07 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

       8.08 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

       8.09 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

              (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

              (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

              (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two
(2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

       8.10   STOCK APPRECIATION RIGHTS.

              (a) GENERAL TERMS AND CONDITIONS. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

       The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section
8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

              (b) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

              (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

              (d) TIME OF GRANT. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

              (e) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

       The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and all Non-Employee Directors as a group, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. In addition, in the event the Corporation distributes warrants or other securities or assets on a pro rata basis to all holders of Common Stock of the Corporation without receipt or payment of consideration by the Corporation (the "Distribution"), then the Corporation shall (a) make appropriate arrangements so that the holders of Options outstanding immediately prior to the date of the Distribution receive upon exercise of such Options the benefits of the Distribution as if the holders had exercised such Options immediately prior to the record date used for the Distribution, and (b) depending upon the terms of the Distribution, adjust the number of shares and the exercise price per share of any Options outstanding immediately prior to the date of the Distribution so that the economic value of the Award at the time of the Distribution is neither increased nor decreased by the Distribution, in which event the aggregate number of shares of Common Stock available for issuance under this Plan and the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and all Non-Employee Directors as a group shall also be proportionately adjusted. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

       The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

                                   ARTICLE XI
                          EMPLOYMENT AND SERVICE RIGHTS

       Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

       12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

       12.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

       13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

       13.02 TERM OF THE PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XIV
                              STOCKHOLDER APPROVAL

       The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the National Association of Securities Dealers, Inc. for quotation of the Common Stock on the Nasdaq Stock Market's National Market.

                                   ARTICLE XV
                                  MISCELLANEOUS

       15.01 GOVERNING LAW. To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

       15.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                 REVOCABLE PROXY

COMMONWEALTH BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMONWEALTH BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2000 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Commonwealth Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 3, 2000 at the Annual Meeting of Stockholders to be held at the Best Western Hotel, located at 815 North Pottstown Pike, Exton, Pennsylvania, on April 18, 2000, at 9:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

     [ ]   FOR all nominees listed             [ ] WITHHOLD AUTHORITY
           below (except as marked                 to vote for all nominees
           to the contrary below)                  listed below

Nominees for a three-year term expiring in 2003:

           Charles H. Meacham, Harry P. Mirabile and Joanne Harmelin.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



--------------------------------------------------------------------------------

2.   PROPOSAL to adopt the 2000 Incentive Stock Option Plan.

[ ]   FOR                    [ ] AGAINST                   [ ]  ABSTAIN

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2000.

[ ]   FOR                    [ ] AGAINST                   [ ]  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



                                                     (CONTINUED ON REVERSE SIDE)

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO ADOPT THE 2000 INCENTIVE STOCK OPTION PLAN, FOR THE PROPOSAL TO RATIFY THE AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


Dated:                          , 2000
       -------------------------



                                                      -------------------------

                                                      -------------------------
                                                               Signatures



PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.


-----------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

                           COMMONWEALTH BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby instructs the Trustee of the trust created pursuant to the Voluntary Investment Plan ("VIP") of Commonwealth Savings Bank to vote the shares of Common Stock of Commonwealth Bancorp, Inc. (the "Company") which were allocated to my account as of March 3, 2000 under the VIP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 18, 2000.

1.   ELECTION OF DIRECTORS

     [ ]   FOR all nominees listed             [ ]  WITHHOLD AUTHORITY
           below (except as marked                  to vote for all nominees
           to the contrary below)                   listed below

Nominees for a three-year term expiring in 2003:

Charles H. Meacham, Harry P. Mirabile and Joanne Harmelin.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------

2.   PROPOSAL to adopt the 2000 Incentive Stock Option Plan.

[ ]   FOR                   [ ]  AGAINST                   [ ]  ABSTAIN

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2000.

[ ]   FOR                   [ ]  AGAINST                   [ ]  ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS.

Dated:                     , 2000
       --------------------



                                      --------------------------------------
                                                       Signature

                                    If you return this card properly signed but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, your shares will not be voted.

                           COMMONWEALTH BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were allocated to my account as of March 3, 2000 under the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 18, 2000.

1.   ELECTION OF DIRECTORS

     [ ]   FOR all nominees listed           [ ]   WITHHOLD AUTHORITY
           below (except as marked                 to vote for all nominees
           to the contrary below)                  listed below

Nominees for a three-year term expiring in 2003:

Charles H. Meacham, Harry P. Mirabile and Joanne Harmelin.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------


2.   PROPOSAL to adopt the 2000 Incentive Stock Option Plan.

[ ]   FOR                   [ ]  AGAINST                   [ ]  ABSTAIN

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2000.

[ ]   FOR                   [ ]  AGAINST                   [ ]  ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

           SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS.

Dated:                     , 2000
       --------------------


                           ----------------------------------------------
                                               Signature

                           If you return this card properly signed but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will be voted by the Trustee in the same manner as the allocated shares under the ESOP have voted.

                           COMMONWEALTH BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby instructs the Trustees of the trust created pursuant to a Recognition Plan of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were granted to me as of March 3, 2000 under a Recognition Plan upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 18, 2000.

1.   ELECTION OF DIRECTORS

     [ ]   FOR all nominees listed             [ ]     WITHHOLD AUTHORITY
           below (except as marked                     to vote for all nominees
           to the contrary below)                      listed below

Nominees for a three-year term expiring in 2003:

Charles H. Meacham, Harry P. Mirabile and Joanne Harmelin.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------


2.   PROPOSAL to adopt the 2000 Incentive Stock Option Plan.

[ ]   FOR                   [ ]  AGAINST                   [ ]  ABSTAIN

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2000.

[ ]   FOR                   [ ]  AGAINST                   [ ]  ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS.

Dated:                     , 2000
       --------------------



                                    ------------------------------------------
                                                     Signature


                                    If you return this card properly signed but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will be voted by the Trustees of the Recognition Plans as directed by the plan administrators in their discretion.

                                                                  March 17, 2000


To:        Participants in the Commonwealth Voluntary Investment Plan

           As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Voluntary Investment Plan ("VIP") will be voted.

           Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the VIP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

           We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the VIP are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

           Please note that the enclosed material relates only to those shares which have been allocated to your account under the VIP. Your will receive other voting material for those shares owned by you individually and not under the VIP.

                                                 Sincerely,




                                                 Charles H. Meacham
                                                 Chairman and Chief
                                                  Executive Officer

                                                                  March 17, 2000

To:        Participants in the Commonwealth Recognition Plans

           As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the Management Recognition Plan for Officers, the Management Recognition Plan for Directors or the 1996 Recognition and Retention Plan (each a "Recognition Plan" or together the "Recognition Plans") will be voted.

           Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares granted to you, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to a Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

           We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for a Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plans as directed by the Plan Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

           Please note that the enclosed material relates only to those shares which have been granted to you under a Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                           Sincerely,




                                           Charles H. Meacham
                                           Chairman and Chief
                                            Executive Officer

                                                                  March 17, 2000


To:        Participants in the Commonwealth Bancorp, Inc. Employee Stock
           Ownership Plan

           As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Employee Stock Ownership Plan ("ESOP") will be voted.

           Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

           We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as the allocated shares under the ESOP have been voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

           Please note that the enclosed material relates only to those shares which have been allocated to your account under the ESOP. Your will receive other voting material for those shares owned by you individually and not under the ESOP.

                                         Sincerely,




                                         Charles H. Meacham
                                         Chairman and Chief
                                          Executive Officer